                                                                Exhibit 10.2


                                                                   [12/04/98]


                                AMENDMENT NO. 2 TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         AMENDMENT dated as of December 4, 1998 by and among Lodestar
Energy, Inc., a Delaware corporation ("Borrower"), Lodestar Holdings, Inc., a Delaware corporation ("Guarantor"), the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (individually, a "Lender" and collectively, the "Lenders"), Congress Financial Corporation, a Delaware corporation, in its capacity as administrative agent and collateral agent for the Lenders (in such capacity, the "Agent") and The CIT Group/Business Credit, Inc., a New York corporation, in its capacity as co-agent for Lenders (in such capacity, the "Co-Agent").


                              W I T N E S S E T H

         WHEREAS, Agent, Co-Agent, Lenders, Borrower and Guarantor have entered into financing arrangements pursuant to which Lenders, or Agent on behalf of Lenders, have made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan and Security Agreement, dated May 15, 1998, by and among Agent, Co-Agent, Lenders, Borrower and Guarantor (as amended by this Amendment and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

         WHEREAS, Borrower has requested that Lenders and Agent agree to an amendment to the Loan Agreement;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

         2.   AMENDMENT.

         2.1  CONSOLIDATED NET WORTH.

              (a) Sections 7.10 (b), (c) and (d) of the Loan Agreement are each hereby deleted in their entirety and the following substituted therefor:



             "(b)  On and after October 31, 1998         ($45,000,000)
                   through and including
                   October 30, 1999

              (c)  On and after October 31, 1999         ($52,000,000)
                   through and including
                   October 30, 2000

              (d)  On and after October 31, 2000         ($53,600,000)
                   and all times thereafter"


         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lenders and Agent pursuant to the other Financing

Agreements, Borrower hereby represents, warrants and covenants with and to Lenders and Agent as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         3.1. NO DEFAULT. No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement made by this Amendment).

         3.2. CORPORATE POWER AND AUTHORITY. This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         4. FEE. In consideration of the Amendment set forth herein, Borrower shall on the date hereof, pay to Agent, for the ratable benefit of Lenders, and Agent may at its option, charge to the account of Borrower maintained by Agent, a fee in the amount of $25,000, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

         5. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         6. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

         7. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

         8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or to entitle Borrower to any other consent. The Loan Agreement and this Amendment shall be read and construed as one agreement.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.


                                              Very truly yours,

                                              LODESTAR ENERGY, INC.

                                              By:/s/ M.E. Donohue
                                                 -----------------------------
                                              Title: Chief Financial Officer
                                                    --------------------------

                                              LODESTAR HOLDINGS, INC.

                                              By:/s/ Roger Fay
                                                 -----------------------------

                                              Title: Vice President
                                                    --------------------------


AGENT:

CONGRESS FINANCIAL CORPORATION, for
itself and as Agent

By:/s/ Lawrence S. Forte
    --------------------------------

Title: First Vice President
       -----------------------------


THE CIT GROUP/BUSINESS CREDIT, INC., for itself and as Co-Agent

By:/s/ Christopher Hill
    --------------------------------

Title: Assistant Vice President
       -----------------------------